UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 22, 2009

Sara Lee Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-3344	36-2089049
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3500 Lacey Road, Downers Grove, Illinois		60515
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(630) 598-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Sara Lee Corporation announced that it has appointed Marcel H. M. Smits as Executive Vice President, Chief Financial Officer, effective October 1, 2009. Mr. Smits, age 48, served as Chief Financial Officer and member of the board of management of Koninklijke KPN NV, a Dutch telecommunications company, from 2004 to 2009, and as Chief Financial Officer and member of the board of management of Vendex KBB (now known as Maxeda), a Dutch retail group, from 1999 to 2004. Prior to that, he held various financial and management positions in Europe, South America and Asia with Unilever N.V. from 1986 to 1999.

At Sara Lee, Mr. Smits will receive an annual base salary of $675,000 and will be eligible to participate in Sara Lee's annual incentive plan, which provides a target incentive opportunity of 150% of salary and a maximum incentive opportunity of 225% of salary. In addition, the Compensation and Employee Benefits Committee of Sara Lee's Board of Directors, at its regular meeting scheduled for January 2010, will be asked to grant to Mr. Smits equity awards under Sara Lee's fiscal 2010-2012 long-term incentive program with a fair value of $1,350,000 on the date of grant. Of this value, 50% will be granted in the form of restricted stock units, 25% will be granted in the form of stock options, and 25% will be granted in the form of performance stock units. The restricted stock units and stock options will vest in full on August 31, 2012, subject to Mr. Smits' continued employment with Sara Lee. The performance stock units will be earned only to the extent Mr. Smits remains employed by Sara Lee and Sara Lee achieves a pre-determined cumulative adjusted operating income target by the end of fiscal 2012, with payout ranging from 25% to 150% of the target amount granted.

A copy of the press release announcing Mr.Smits' appointment is attached as Exhibit 99 to this report.

As previously reported by Sara Lee in a Form 8-K, Mark A. Garvey has been serving as Sara Lee's Interim Chief Financial Officer since May 11, 2009. Effective upon the appointment of Mr. Smits as Chief Financial Officer on October 1, 2009, Mr. Garvey will no longer serve as the Interim Chief Financial Officer, but he will continue to serve as a Vice President of Sara Lee and as Senior Vice President, Finance and will assume additional responsibility for Sara Lee’s global IT organization.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sara Lee Corporation

September 22, 2009	By:	Helen N. Kaminski

Name: Helen N. Kaminski
Title: Assistant General Counsel, Corporate & Securities

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Exhibit Index

Exhibit No.	Description

99	Press release dated September 22, 2009